SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

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BOND/TAX FREE
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Scudder Medium Term
Tax Free Fund










Semiannual Report
November 30, 2000




The fund seeks a high level of income free from regular federal income taxes and seeks to limit principal fluctuation.

Contents
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        4     Letter from the Fund's President

        6     Performance Update

        8     Portfolio Summary

        9     Portfolio Management Discussion

       13     Investment Portfolio

       22     Financial Statements

       25     Financial Highlights

       27     Notes to Financial Statements

       34     Shareholder Meeting Results

       35     Officers and Trustees

       36     Investment Products and Services

       38     Account Management Resources

Scudder Medium Term Tax Free Fund
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Class AARP             ticker symbol SMTTX                       fund number 145

Class S                ticker symbol SCMTX                       fund number 045
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Date of Inception:    o    Scudder Medium Term Tax Free Fund -- Class S shares
4/12/83                    posted a total return of 5.38% for its most recent
                           semiannual period ended November 30, 2000, as tracked
                           by Lipper, Inc.^1
Total Net Assets as
of 11/30/00 --        o    As of November 30, 2000, Scudder Medium Term Tax
                           Free Fund -- Class S shares' 30-day net annualized
                           SEC yield was 4.14%, equivalent to a 6.47% taxable
                           yield for investors subject to the 36% maximum
                           federal income tax rate.
Class AARP:
$0.02 million
                      o    Class S shares of the fund received an overall
Class S:                   Morningstar Rating(TM) of five stars (highest
$595 million               rating) out of 1,717 tax-free funds as of November
                           30, 2000.^2

^1 Source: Lipper, Inc. an independent analyst of investment performance. Performance includes reinvestment of dividends, pertains to Class S shares only, and is no guarantee of future results.

^2 Morningstar proprietary rankings reflect historical risk-adjusted performance as of November 30, 2000, and apply only to Class S shares. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received five stars for the three-year period, four stars for the five-year period, and five stars for the ten-year period. The top 10% of funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1717, 1476, and 439 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder Medium Term Tax Free Fund's most recent semiannual period ended November 30, 2000. The 30-day net annualized SEC yield of the Class S shares of the fund was 4.14%, equivalent to a 6.47% taxable yield for investors subject to the 36% maximum federal income tax rate.

Scudder Medium Term Tax Free Fund seeks to provide a high level of income exempt from regular federal income tax and to limit principal fluctuation. It does this by investing the majority of its assets in municipal securities in the top three grades of credit quality and by limiting the maturities of the bonds it purchases to 15 years or less. Municipal bonds held in the fund's portfolio finance public transportation, road and bridge construction, colleges and universities, hospitals, and other projects or entities. The fund's managers look for securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making buy and sell decisions, the managers weigh a number of factors against each other, from economic outlooks to supply and demand within the municipal market. Please see the Portfolio Management Discussion beginning on page 9 for additional information on the fund's performance, strategy, and outlook.

In closing, we thought you'd like to know that we believe municipal bonds currently represent attractive value when compared with U.S. government securities: Yields of 10-year municipal bonds were 86% as high as yields of comparable Treasuries as of November 30. This means that -- on an after-tax basis -- an individual in an income tax bracket higher than 15% would be better off owning municipal securities over Treasuries.* Of course, Treasury securities are backed by the full faith and credit of the U.S. government, but municipal bonds are considered "next in line" in terms of creditworthiness. And with their superior liquidity and diversification compared with the holding of individual bonds, municipal bond funds represent a convenient way to seek attractive yields and steady total returns.

Thank you for investing with Scudder. If you have any questions regarding Scudder Medium Term Tax Free Fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin

President

Scudder Medium Term Tax Free Fund

*    Source: Zurich Scudder Investments, Inc.

Performance Update
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                                                               November 30, 2000

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Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                      Scudder Medium Term        Lehman Brothers
                   Tax Free Fund -- Class S    Municipal Bond Index*

           `90               10000                     10000
           `91               11038                     11026
           `92               12153                     12133
           `93               13389                     13477
           `94               12930                     12769
           `95               14922                     15183
           `96               15688                     16075
           `97               16628                     17231
           `98               17711                     18569
           '99               17640                     18368
           `00               18690                     19868

                        Yearly periods ended November 30

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Fund Index Comparison
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                                                           Total Return

                               Growth of                                Average
Period ended 11/30/2000         $10,000              Cumulative          Annual
--------------------------------------------------------------------------------
Scudder Medium Term Tax Free Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  10,595                5.95%            5.95%
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5 year                         $  12,525               25.25%            4.61%
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10 year                        $  18,690               86.90%            6.45%
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Lehman Brothers Municipal Bond Index*
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1 year                         $  10,816                8.16%            8.16%
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5 year                         $  13,085               30.85%            5.52%
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10 year                        $  19,868               98.68%            7.10%
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                                       6

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Returns and Per Share Information
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THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER MEDIUM
TERM TAX FREE FUND -- CLASS S TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX* TOTAL RETURN (%)

BAR CHART DATA:

                        Yearly periods ended November 30

                1991  1992   1993   1994   1995   1996  1997   1998   1999  2000
------------------------------------------------------------------------------------
Fund Total
Return (%)      10.38 10.11  10.17  -3.43  15.41   5.13  5.99   6.51   -.40   5.95
------------------------------------------------------------------------------------
Index Total
Return (%)      10.26 10.04  11.08  -5.25  18.91   5.88  7.19   7.77  -1.08   8.16
------------------------------------------------------------------------------------
Net Asset Value
($)             10.45 10.82  11.21  10.26  11.22  11.23 11.31  11.48  10.88  10.99
------------------------------------------------------------------------------------
Income
Dividends ($)     .67   .65    .61    .55    .54    .53   .52    .52    .51    .56
------------------------------------------------------------------------------------
Capital Gains
Distributions
($)               .01   .03    .06    .03    .05    .02   .05    .04    .03     --
------------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

     On July 28, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, on October 2, 2000, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the 10-year total return for the Fund would have been lower.

Portfolio Summary
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                                                               November 30, 2000

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Diversification
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                                                         Diversification remains
                                                           an important strategy
                                                          for the fund, allowing
                                                        us to spread risk over a
                                                        large number of sectors,
                                                                 maturities, and
                                                               geographic areas.


A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


    State General Obligation/
    Lease                       19%
    Core Cities/Lease           14%
    Electric Utility Revenue    11%
    Hospital/Health Revenue      9%
    School District/Lease        6%
    Sales/Special Tax            6%
    Water and Sewer Revenue      6%
    Other General Obligation/
    Lease                        6%
    Miscellaneous Municipal     23%
------------------------------------
                               100%
------------------------------------


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Quality
--------------------------------------------------------------------------------
                                                               Overall portfolio
                                                           quality remains high,
                                                                with over 75% of
                                                          portfolio assets rated
                                                                      AAA or AA.


A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


    AAA                         63%
    AA                          14%
    A                           15%
    BBB                          7%
    Not Rated                    1%
------------------------------------
                               100%
------------------------------------
    Weighted average quality: AA


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Effective Maturity
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                                                          During the period, the
                                                             fund maintained its
                                                          cautious stance on the
                                                          market with respect to
                                                             interest rate risk.


A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Less than 1 year             4%
    1 < 5 years                 37%
    5 < 10 years                45%
    10 < 15 years               14%
------------------------------------
                               100%
------------------------------------
    Weighted average effective
    maturity: 6.05 years

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                               November 30, 2000

                     Dear Shareholders,

                     In an improved environment for bonds, Scudder Medium Term Tax Free Fund -- Class S shares posted a 5.38% total return over the six months ended November 30, 2000. The fund's six-month return compares with the 6.58% average return of its 122 peers as defined by Lipper, Inc. The fund's results also placed it in the top 20% of similar funds for the 10-year period ended November 30, 2000, as shown in the table below. The return of the fund's Class S shares for the 12 months ended November 30 was 5.95%.

                     As of November 30, Scudder Medium Term Tax Free Fund -- Class S shares received a five-star (highest) rating from Morningstar (see page 2 for additional information). Please turn to the Performance Update on page 5 for more information on the fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                     Market Environment

                     The year 2000 was a time of transition for the fixed income markets. Going into the year, the markets were dominated by uncertainty created by Y2K concerns, and fear that a rapidly growing economy would trigger a resurgence of higher inflation. During this time a number of events combined to help bring yields on longer-maturity bonds down (and prices up). The most important of these was the Federal Reserve Board's efforts to keep inflation

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One-, Three-, Five-, and Ten-Year Returns
(For periods ended November 30, 2000)
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                 Scudder         Lipper
               Medium Term      Average
              Tax Free Fund      Annual                  Number of    Percentile
Period            Return         Return     Rank       Funds Tracked   Ranking
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1 Year             5.95%          5.80%     56    of       119         Top 47%
3 Years            3.98%          3.76%     47    of       115         Top 41%
5 Years            4.61%          4.38%     31    of        99         Top 31%
10 Years           6.45%          5.99%      4    of        24         Top 16%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Performance pertains to Class S shares.

                     under control by keeping short-term interest rates high. Early in 2000, the Fed continued to increase the federal funds rate -- from 5.75% to 6.5% -- a campaign which began in 1999. Over the fund's most recent semiannual period, the Fed showed that it would remain vigilant by maintaining the Federal Funds rate at a comparatively high 6.5%. As the year unfolded, with very few signs of reemerging inflation, economic indicators began to signal a slowdown in the economy's growth.

                     The bond market responded to signs of a potential slowdown by bidding up bond prices, sending yields lower. (Bond prices and yields move inversely.) In this case, bond market participants reacted favorably to signs of an economic slowdown because it meant that the chances of an increase in inflation were that much less. Typically, bond purchasers are more willing to lend when they believe the yields of the bonds they buy will not be diluted by higher inflation. Over the six months ended November 30, 10-year Treasury bond yields declined three quarters of a percentage point and their prices rose 6%. Over the same time frame, 10-year AAA-rated municipal bond yields declined over half a percentage point, and their prices rose 4.6%. The difference in performance between municipals and Treasuries would have been wider but for strong demand for municipal bonds during 2000 -- demand that pushed up bond prices -- coupled with a reduction in their supply (approximately 20% lower than the previous year).

                     Portfolio Strategy

                     Over the six-month period, the segment of the yield curve of municipal bonds with maturities from 10 to 20 years was steeper than the long-term average. Accordingly, our near-term strategy was to de-emphasize 7- to 10-year bonds and purchase bonds with 15-year maturities to take advantage of attractive yields that were available at that maturity level.

                     Two other elements of our longer-term strategy remained the same during the period:

                     o Focus on premium "cushion" bonds. (High coupon bonds trading at a premium to face value that can be redeemed prior to maturity). We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment.

                     o Emphasize call protection. Within our call protection strategy, the fund regularly holds a significant percentage of bonds in its portfolio that cannot be redeemed by the issuer before the bond's maturity date. (Bond issuers with call provisions on a bond often redeem a bond early if interest rates decline.) Holding a significant number of call-protected bonds helps the fund provide a steadier stream of income that is less subject to fluctuations in interest rates.

                     In addition, the fund has maintained a cautious stance on the market with respect to interest rate risk. One way of assessing the fund's level of risk (and therefore its level of price sensitivity to changes in interest rates) is through the measurement of "duration." As of November 30, 2000, the fund's average duration was 4.9 years. Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates. Therefore, the price of a municipal bond fund with a duration that is shorter than that of a similar fund will tend to decline less when interest rates rise.

                     Diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of November 30, the fund held securities issued in 36 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page 8 provides more information about the fund's holdings, including quality, maturity, and sector representation.

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Municipal Bonds Represent Attractive Value
Ratio of the yields of 10-year AAA-rated municipal bonds to the yields of 10-year Treasury bonds
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                     11/30/99         80.26
                                      80.06
                      1/31/00         79.22
                                      82.23
                      3/31/00         82.87
                                      82.53
                      5/31/00         83.86
                                      82.78
                      7/31/00         80.50
                                      81.99
                      9/30/00         82.82
                                      83.10
                     11/30/00         85.87


--------------------------------------------------------------------------------

The higher the ratio the more attractive municipal bonds are compared with Treasury bonds.

                     Outlook

                     With recent reductions in supply, attractive long-term yields, and signs of a moderation in the U.S. economy, we believe municipal bonds have the potential to perform well in 2001. We are cautious about the Fed's new recession-fighting track, however. Any indication that the Fed's January 2001 half point reduction in the Fed funds rate points to a newly red-hot economy would be a cautionary sign for bonds.

                     In terms of fund strategy, we will continue to purchase bonds that we believe combine the most attractive maturities and bond structure. As always, rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

                     Sincerely,

                     Your Portfolio Management Team

                     /s/Ashton P. Goodfield       /s/Philip G. Condon

                     Ashton P. Goodfield             Philip G. Condon

Investment Portfolio                         as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.3%
------------------------------------------------------------------------------------

 Washington
 Washington Health Care Facilities Authority, Series 1985 C,
    Daily Demand Note, 4.3%, 10/1/2005*
    (Cost $1,940,000) ..................................    1,940,000    1,940,000

------------------------------------------------------------------------------------
Long-Term Municipal Investments 99.7%
------------------------------------------------------------------------------------

 Alaska
 North Slope Borough, AK, General Obligation:
    Series 1992 A, Zero Coupon, 6/30/2002 (b) ..........    3,275,000    3,044,178
    Series 1994 B, Zero Coupon, 6/30/2004 (b) ..........   19,500,000   16,446,300
    Series 1995 A, Zero Coupon, 6/30/2006 (b) ..........   11,150,000    8,499,980
 Arizona
 Arizona Health Facilities Authority, Phoenix Baptist
    Hospital and Medical Center, Series 1992, ETM, 6.1%,
    9/1/2003** (b) .....................................    2,000,000    2,085,760
 Arizona State Transportation Board Highway Revenue,
    Series 1993 A, 6%, 7/1/2008 ........................    6,000,000    6,518,520
 Maricopa County, AZ, Unified School District #41:
    Capital Appreciation Bond:
      Series 1993, Zero Coupon, 1/1/2004 (b) ...........    6,000,000    5,211,180
      Series 1994, Zero Coupon, 7/1/2006 (b) ...........    7,605,000    5,860,337
    Gilbert School, Series 1994, Zero Coupon,
       1/1/2006 (b) ....................................    2,925,000    2,307,152
 Arkansas
 Rogers, AR, Sales and Use Tax Revenue, Series 1996:
    5.35%, 11/1/2011 ...................................    2,500,000    2,549,775
    5%, 11/1/2015 ......................................      425,000      427,491
 California
 Foothill Eastern Transportation Corridor Agency, CA,
    Toll Road Revenue:
    Series 1995 A, Step-up Coupon, ETM,
      0% to 1/1/2005, 7.05% to 1/1/2009** ..............    7,275,000    6,478,678
    Series 1995 A, Zero Coupon, ETM, 1/1/2005** ........    1,000,000      838,250
 Long Beach, CA, Aquarium of the Pacific Project,
    Series 1995 A, 5.75%, 7/1/2005 .....................    1,300,000    1,321,619
 Sacramento, CA, Cogeneration Authority, Procter &
    Gamble Project, Series 1995, 7%, 7/1/2004 ..........    1,000,000    1,076,230
 Colorado
 Colorado Housing Finance Authority, Single Family
    Mortgage Revenue, Series D, 6.125%, 11/1/2023 ......    7,550,000    7,859,248

    The accompanying notes are an integral part of the financial statements.

                                       13

------------------------------------------------------------------------------------
                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

 Connecticut
 Bristol, CT, Resource Recovery, Ogden Martin System,
   Series 1995, 6.125%, 7/1/2003 ...........................   6,755,000   6,845,382
Connecticut State Health & Educational Facilities Authority,
   Windham Community Memorial Hospital, Series 1996 C,
   5.75%, 7/1/2011 .........................................   3,100,000   2,844,901
Delaware
Delaware State Health Facilities Authority Revenue,
   Medical Center of Delaware, Series 1989,
   7%, 10/1/2003 (b) .......................................   1,500,000   1,517,745
District of Columbia
District of Columbia, Certificate of Participation,
   Series 1993, 6.875%, 1/1/2003 ...........................   1,380,000   1,398,244
District of Columbia, General Obligation:
   Series 1989 B, Zero Coupon, 6/1/2001 (b) ................   7,100,000   6,942,167
   Series 1992 A, ETM, 5.8%, 6/1/2004** (b) ................   3,415,000   3,554,571
   Series 1993 A, 5.8%, 6/1/2004 (b) .......................   3,535,000   3,670,214
   Series 1993 A, ETM, 5.875%, 6/1/2005** (b) ..............   1,790,000   1,885,962
   Series 1993 A, 5.875%, 6/1/2005 (b) .....................   1,860,000   1,951,233
   Series 1993 B, 5.3%, 6/1/2005 (b) .......................   6,000,000   6,155,580
District of Columbia Redevelopment Land Agency,
   Revenue, Series 1996, 5.625%, 11/1/2010 .................     995,000   1,001,487
District of Columbia Water and Sewer Authority,
   Public Utility Revenue, Series 1998, 6%,
      10/1/2013 (b) ........................................   3,630,000   3,947,189
Florida
Dade County, FL, Guaranteed Entitlement Revenue:
   Series 1990, Zero Coupon, Prerefunded 2/1/2006,
     8/1/2014 (b) (c) ......................................   4,000,000   1,735,120
   Series 1990, Zero Coupon, Prerefunded 2/1/2006,
     8/1/2018 (b) (c) ......................................   6,000,000   1,908,180
Dade County, FL, Port Authority Revenue, Series 1968 C,
   5.5%, Prerefunded 4/1/2007, 10/1/2007 (c) ...............   3,200,000   3,265,728
Georgia
Atlanta, GA, Water & Sewer Revenue, Series 1997,
   5.45%, Prerefunded 1/1/2007, 1/1/2017 (b) (c) ...........   2,000,000   2,109,340
Forsyth County, GA, School District, Series 1999,
   6%, 2/1/2014 ............................................   1,000,000   1,089,630
State of Georgia, General Obligation:
   Series 1992 A, 6.25%, 3/1/2006 ..........................   5,000,000   5,391,550
   Series 1999 B, 6.75%, 9/1/2010 ..........................   5,370,000   6,225,119
   Series 2000 D, 5.75%, 10/1/2013 .........................   5,000,000   5,318,150
Hawaii
State of Hawaii, General Obligation,
   Series 1993 C, 4.75%, 11/1/2008 .........................   7,050,000   7,025,325


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Illinois
 Chicago, IL, General Obligation, City Colleges,
   Series 1999, Zero Coupon, 1/1/2014 (b) ..........   11,570,000    5,768,455
Chicago, IL, Water Revenue,
   Series 1997, Zero Coupon, 11/1/2011 (b) .........    5,000,000    2,872,750
Hoffman Estates, IL, Tax Increment Revenue:
   Series 1991, Zero Coupon, 5/15/2004 .............    2,450,000    2,061,160
   Series 1991, Zero Coupon, 5/15/2006 .............    8,500,000    6,436,540
Illinois Development Finance Authority Revenue,
   Commonwealth Edison Co.,
   Series 1994, 5.3%, 1/15/2004 (b) ................    7,500,000    7,647,525
Illinois Educational Facilities Authority Revenue,
   Loyola University, Series 1991 A, ETM,
   Zero Coupon, 7/1/2002** (b) .....................    2,130,000    1,980,218
Illinois State Toll Highway Authority,
   Series 1998 A, 5.5%, 1/1/2013 (b) ...............    2,200,000    2,289,650
Kendall, Kane and Will Counties, IL,
   School District #308, Series 1991, Zero Coupon,
      3/1/2003 (b) .................................    1,345,000    1,211,092
Metropolitan Pier and Exposition Authority
   of Illinois:
   Series 1992, Zero Coupon, 6/15/2004 (b) .........   10,500,000    8,888,565
   Series 1996 A, Zero Coupon, 12/15/2011 (b) ......   11,075,000    6,323,825
Rosemont, IL:
   Series 1990 B, Zero Coupon, 12/1/2002 (b) .......    2,785,000    2,540,561
   Series 1990 C, Zero Coupon, 12/1/2002 (b) .......    3,345,000    3,051,409
State of Illinois, General Obligation:
   Series 1994, 4.6%, 12/1/2005 (b) ................    5,000,000    4,998,900
   Series 2000, 5.75%, 6/1/2011 (b) ................    7,000,000    7,450,450
   Series 2000, 6%, 1/1/2012 (b) ...................    3,305,000    3,552,544
University of Illinois, University Revenue,
   Series 1993, Zero Coupon, 10/1/2008 (b) .........    2,390,000    1,628,020
Indiana
Indianapolis, IN, Local Improvements:
   Series 1992 B, 6%, 1/10/2013 (b) ................    3,000,000    3,251,700
   Series 1992 D, 6.75%, 2/1/2014 ..................    8,000,000    9,164,400
Indianapolis, IN, Resource Recovery Revenue, Ogden
   Martin Systems Inc. Project, Series 1996, 6.75%,
   12/1/2007 (b) ...................................    6,000,000    6,660,660
Madison County, IN, Hospital Authority, Holy
   Cross Health System, Series 1991, 6.7%,
      12/1/2002 (b) ................................    1,385,000    1,442,921
Iowa
Iowa Certificate of Participation, Series 1992 A,
   6.25%, 7/1/2002 (b) .............................    5,000,000    5,129,550
Iowa Finance Authority, Hospital Facilities Revenue,
   6.5%, 2/15/2007 (b) .............................    2,000,000    2,112,920

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                        Principal
                                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Kansas
 Kansas City, KS, Utility System Revenue:
   Series 1991, ETM, Zero Coupon, 3/1/2003** (b) ....   3,850,000   3,471,275
   Series 1991, Zero Coupon, 3/1/2003 (b) ...........   2,750,000   2,477,832
Kentucky
Kentucky State Property and Building Commission
   Revenue, Project No. 68, Series 2000,
   5.75%, 10/1/2012 .................................   2,000,000   2,124,060
Louisiana
Jefferson Parish, LA, School Board Sales & Use Tax
   Revenue, ETM:
     Series 1986 A, 7.25%, 2/1/2001** ...............   6,135,000   6,163,589
     Series 1986 A, 7.35%, 2/1/2003** ...............   5,055,000   5,331,458
Louisiana Housing Finance Agency, Single Family
   Mortgage Revenue, Series 1995 C-1,
   5.125%, 12/1/2010 (b) ............................     160,000     156,211
Orleans, LA, Levee District,
   Series 1986, 5.95%, 11/1/2014 (b) ................   1,685,000   1,778,939
Regional Transportation Authority, LA, Sales Tax
   Revenue, Series 1998 A, 7.95%, 12/1/2013 (b) .....   2,815,000   3,557,203
Massachusetts
Massachusetts Bay Transportation Authority Revenue,
   Series 2000 A, 5.75%, 7/1/2015 ...................   1,000,000   1,048,370
Massachusetts, General Obligation:
   Series 1992 A, 6.4%, 8/1/2003 ....................   1,000,000   1,049,650
   Series 1992 B, 6.375%, 8/1/2002 ..................   2,150,000   2,219,681
   Series 2000 B, 5.75%, 6/1/2009 ...................   8,340,000   8,957,077
Massachusetts Housing Finance Agency:
   Series 1992 C, 6.25%, 5/15/2002 ..................   2,000,000   2,042,860
   Series 1992 C, 6.25%, 11/15/2002 .................   3,420,000   3,517,333
Massachusetts Industrial Finance Agency,
   North Andover Solid Waste, Series 1993 A,
   6.15%, 7/1/2002 ..................................   3,250,000   3,301,935
Michigan
Detroit, MI, General Obligation:
   Series 1999 B, 5.875%, 4/1/2013 (b) ..............   2,410,000   2,578,001
   Series 1999 B, 5.875%, 4/1/2014 (b) ..............   2,555,000   2,723,272
Forest Hills, MI, Public Schools, General Obligation,
   Series 1999, 5%, 5/1/2013 (b) ....................   1,525,000   1,522,834
Michigan Municipal Bond Authority, Local Government
   Loan Program, Series 1999, Zero Coupon,
   6/15/2006 (b) ....................................   4,750,000   3,646,100
Michigan State Hospital Finance Authority,
   Series 1999 A, 6%, 5/15/2014 (b) .................   3,000,000   3,178,590

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

 Romulus Township, MI, School District, Series 1992-II,
   Zero Coupon, Prerefunded 5/1/2007, 5/1/2022 (c) ....   12,400,000    3,343,288
Walled Lake, MI, Consolidated School District,
   Series 2000, 5.75%, 5/1/2013 (b) ...................    2,000,000    2,116,880
Minnesota
State of Minnesota, General Obligation, Series 2000,
   5.5%, 6/1/2008 .....................................    3,000,000    3,166,770
Mississippi
Mississippi Higher Education Assistance Corp.,
   Series 1992 A, 6.2%, 1/1/2002 ......................    1,200,000    1,218,588
Nevada
Clark County, NV, School District, General Obligation:
   Series 1997 B, 6.5%, 6/15/2007 (b) .................    7,000,000    7,696,150
   Series 1999, 5.25%, 6/15/2013 (b) ..................    5,000,000    5,035,800
Nevada State Housing Division, Single Family Mortgage
   Revenue, Series 1993 R, 5.95%, 10/1/2011 (b) .......    1,415,000    1,432,617
New Hampshire
New Hampshire Higher Education and Health Authority
   Revenue, Series 1997 A, 5.75%, 8/1/2011 ............    1,300,000    1,176,409
New Jersey
New Jersey State Transportation Corp., Federal
   Transportation Administration Grants, Series 2000 B,
   5.75%, 9/15/2013 (b) ...............................    2,760,000    2,919,583
New York
Metropolitan Transportation Authority of New York:
   Commuter Facilities Revenue, Series 1991,
     6.9%, 7/1/2001 ...................................    1,280,000    1,298,163
   Transit Facilities Revenue:
     Series 1991, 6.9%, 7/1/2001 ......................    2,415,000    2,449,269
     Series 1993 O, 5.75%, 7/1/2007 ...................    1,975,000    2,084,909
Nassau County, NY, General Obligation, Series E,
   7%, 3/1/2004 (b) ...................................    1,000,000    1,061,250
New York City, NY, General Obligation:
   Series 1992 B, ETM, 6.4%, 10/1/2002** ..............    1,605,000    1,664,497
   Series 1992 B, 6.4%, 10/1/2002 .....................    3,300,000    3,413,817
   Series 1992 B, 6.6%, 10/1/2003 .....................      205,000      215,379
   Series 1992 B, 6.6%, Prefunded 10/1/2002,
     10/1/2003 (c) ....................................    9,995,000   10,539,128
   Series 1992 C-1, 6.3%, 8/1/2003 (b) ................       50,000       52,244
   Series 1994 A, 7%, 8/1/2004 ........................    7,650,000    8,266,820
   Series 1995 B, 6.75%, 8/15/2003 ....................   13,000,000   13,741,910
   Series 1995 B, 7.25%, 8/15/2007 ....................    2,900,000    3,313,830
   Series 1995 D, 6.5%, 2/15/2005 .....................    1,315,000    1,409,759

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

   Series 1995 E, 6.6%, 8/1/2004 .......................   2,500,000   2,671,650
   Series 1996 A, 6.75%, 8/1/2004 ......................   1,500,000   1,610,505
   Series 1996 A, 7%, 8/1/2006 .........................   2,000,000   2,228,020
   Series 1996 G, 6.75%, 2/1/2009 ......................   5,000,000   5,625,100
   Series 1996 I, 6.5%, 3/15/2005 ......................   1,575,000   1,690,526
   Series 1997 I, 6.25%, 4/15/2006 .....................   1,000,000   1,076,490
New York State Dormitory Authority:
   City University System, Consolidated Revenue Lease,
     Series 1993 A, 5.5%, 7/1/2003 .....................   8,000,000   8,182,160
   College and University Pooled Capital Program,
     Series 1985, 7.8%, 12/1/2005 (b) ..................     150,000     153,704
New York State Medical Care Facilities, Finance Agency
   Revenue, Mount Sinai Hospital, Series 1992 C,
   5.95%, 8/15/2009 (c) ................................   5,060,000   5,188,979
New York State Thruway Authority:
   Service Contract Revenue, 5.5%, 4/1/2011 (b) ........   2,500,000   2,629,650
   Special Obligation, Series 1991 A, Zero Coupon,
     1/1/2002 ..........................................   3,155,000   3,002,140
New York State Urban Development Corporation
   Revenue, Onondaga County Convention Center Project:
     Series 1995, 6%, 1/1/2004 .........................   1,445,000   1,502,728
     Series 1995, 6%, 1/1/2005 .........................   1,535,000   1,611,535
State University Educational Facilities Revenue:
   Series 1995 A, 6.5%, 5/15/2004 ......................   1,000,000   1,062,880
   Series 2000 B, 5.75%, 5/15/2013 (b) .................   1,400,000   1,489,824
Syracuse, NY, Industrial Development Agency Pilot
   Revenue, Series 1995, 5.125%, 10/15/2002 ............     895,000     899,949
North Carolina
North Carolina Municipal Power Agency #1, Catawba
   Electric Revenue, Series 1992, 7.25%,
      1/1/2007 (b) .....................................   5,000,000   5,663,550
North Dakota
Grand Forks, ND, Health Care Facilities, United Hospital
   Obligation Group, Series 1991 A, 6%,
      12/1/2002 (b) ....................................   1,160,000   1,193,524
Ohio
Franklin County, OH, Health Care Facilities Revenue,
   Ohio Presbyterian Series:
     Series 1997, 5.15%, 7/1/2007 ......................   1,000,000     938,930
     Series 1997, 5.4%, 7/1/2010 .......................   1,000,000     914,620
Hamilton County, OH, Health System Revenue, Franciscan
   Sisters of the Poor, Providence Hospital,
   Series 1992, 6.375%, 7/1/2004 .......................   4,495,000   4,700,197
Ohio State Water Development Authority, Pollution
   Control Facilities Revenue, Series 2000:
     5.5%, 12/1/2006 ...................................   3,055,000   3,208,422

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

     5.5%, 6/1/2007 .....................................   2,500,000   2,628,800
Oregon
Oregon State, Department of Administrative Services,
   Lottery Revenue, Series 1999, 5.75%, 4/1/2013 (b) ....   4,000,000   4,216,760
Pennsylvania
Armstrong County, PA, Hospital Authority, St. Frances
   Medical Center, Series 1992 A, 6.2%, 6/1/2003 (b) ....   3,090,000   3,205,999
Delaware County, PA, General Obligation, 5.125%,
   10/1/2014 (b) ........................................   4,200,000   4,205,628
Montgomery County, PA, Redevelopment Authority,
   Multi Family Housing Revenue, KBF Associates L.P. ....
   Project, Series 1993 A, 6%, 7/1/2004 .................   1,960,000   1,968,644
Philadelphia, PA, School District, Series 1999 C,
   5.875%, 3/1/2013 (b) .................................   1,000,000   1,065,240
Scranton-Lackawanna, PA, Health and Welfare Authority,
   Series 1998, 5.5%, 7/1/2008 (b) ......................   2,725,000   2,838,823
State of Pennsylvania, First Series, 6%,
   1/15/2013 (b) ........................................   5,000,000   5,411,500
South Carolina
South Carolina Jobs-Economic Development Authority,
   Franciscan Sisters of the Poor Health System Inc.,
   St. Francis Hospital, Series 1992, 6.375%,
      7/1/2004 ..........................................   3,420,000   3,608,305
Tennessee
Johnson City, TN, Health and Educational,
   Medical Center Hospital, Series 1998,
   5.5%, 7/1/2013 (b) ...................................   3,305,000   3,440,571
Nashville and Davidson Counties, TN, Water and Sewer
   Revenue, Series 1998 B, 5.25%, 1/1/2013 (b) ..........   3,310,000   3,379,709
Texas
Austin, TX, Combined Utility System Revenue, Series 1992,
   Zero Coupon, 11/15/2009 (b) ..........................   6,775,000   4,349,076
Austin TX, Utilities Systems Revenue, Series 1996,
   6.5%, 11/15/2007 (b) .................................   6,000,000   6,651,420
Austin TX, Water and Wastewater System Revenue,
   Series 2000, 5.75%, 5/15/2014 (b) ....................   2,800,000   2,940,504
Brownsville, TX, Utility System Revenue, 6.25%,
   9/1/2014 (b) .........................................   6,500,000   7,201,155
Denison, TX, Hospital Authority, Texoma Medical Center
   Inc. Project, Series 1997, 6.125%, 8/15/2012 (b) .....   1,000,000     875,570
Harris County, TX, Toll Road Revenue, Series 1994 A,
   Zero Coupon, 8/15/2006 (b) ...........................   3,915,000   2,976,379
Houston, TX, Water Conveyance System Contract,
   Series 1993 J, 6.25%, 12/15/2013 (b) .................   2,500,000   2,757,525
Lower Colorado River Authority, TX, 5.875%,
   5/15/2014 (b) ........................................   2,500,000   2,648,700
North East Independent School District, TX,
   Series 2000, 6%, 2/1/2015 ............................   4,575,000   4,864,598

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

 Richardson, TX, Hospital Authority, Richardson Medical
   Center:
      Series 1993, 6.5%, Prerefunded 12/1/2003,
       12/1/2012 (b) (c) .............................     890,000     950,769
     Series 1993, 6.5%, 12/1/2012 ....................   1,415,000   1,383,941
Texas Department of Housing & Community Affairs,
   Single Family Mortgage Revenue, Series 1996 B-2,
   5.5%, 3/1/2011 ....................................     225,000     225,443
Texas Municipal Power Agency:
   Series 1989, Zero Coupon, 9/1/2007 (b) ............   8,385,000   6,042,902
   Series 1993, Zero Coupon, 9/1/2014 (b) ............   1,800,000     866,160
Texas Public Finance Authority, Series 1990,
   Zero Coupon, 2/1/2009 (b) .........................   5,860,000   3,911,433
Texas State, Series 1998 B, 5.125%, 10/1/2014 (b) ....   1,600,000   1,593,616
Texas Water Development Board Revenue:
   Series 1999 B, 5.75%, 7/15/2013 ...................   3,000,000   3,155,190
   Series 1999 B, 5.75%, 7/15/2014 ...................   3,555,000   3,728,306
   Series 2000 A, 5.625%, 7/15/2013 ..................   2,290,000   2,399,027
Travis County, TX, Health Services, Series 1999 A:
   5.75%, 11/15/2007 .................................   2,000,000   2,110,620
   6.25%, 11/15/2013 .................................   5,000,000   5,420,450
Utah
Intermountain Power Agency, UT, Power Supply Revenue,
   Series 1996 B, 6.25%, 7/1/2006 (b) ................   8,000,000   8,693,760
Salt Lake County, UT, Water Conservation District,
   Series 1992 A, Zero Coupon, 10/1/2003 (b) .........   3,200,000   2,804,192
Virgin Islands
Virgin Islands, Water and Public Finance Authority,
   Series 1998, 5.25%, 7/1/2009 ......................   2,000,000   1,977,480
Washington
Washington Public Power Supply System:
   Nuclear Project #2:
     Series 1992 A, 5.7%, 7/1/2002 ...................   1,550,000   1,578,458
     Series 1993 A, 5.8%, 7/1/2007 ...................   2,120,000   2,239,017
     Series 1994 A, 5.25%, 7/1/2008 ..................   3,000,000   3,057,240
   Nuclear Project #3:
     Series 1989 B, 7.15%, 7/1/2001 ..................   1,310,000   1,330,043
     Series 1989 B, Zero Coupon, 7/1/2004 (b) ........   8,000,000   6,751,040
Washington State, Higher Education Facilities Revenue,
   Series 1998, 4.95%, 4/1/2011 (b) ..................   1,500,000   1,490,910
West Virginia
South Charleston, WV, Pollution Control Revenue,
   Union Carbide, Series 1985, 7.625%, 8/1/2005 ......   2,000,000   2,184,480

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

Wayne County, WV, River Terminal Revenue, Atlantic
   Richfield Co. Project, Series 1981, ETM, 11.75%,
   12/1/2001** .......................................     495,000     530,170
Wisconsin
State of Wisconsin, General Obligation, Series 2000 D,
   5.75%, 5/1/2015 ...................................   4,000,000   4,196,400
Wisconsin Health & Education Facilities Authority:
   Columbia Hospital Inc., Series 1991, 6.125%,
     11/15/2001 (b) ..................................   1,000,000   1,015,500
   Mercy Health System Corporation:
     Series 1995, 6%, 8/15/2005 (b) ..................   1,400,000   1,474,452
     Series 1995, 6.125%, 8/15/2006 (b) ..............   1,480,000   1,578,672
     Series 1995, 6.25%, 8/15/2007 (b) ...............   1,000,000   1,081,110
   Wheaton Franciscan Hospital:
     Series 1991, 6%, 8/15/2002 (b) ..................   1,000,000   1,023,910
     Series 1993, 5.8%, 8/15/2004 (b) ................   1,675,000   1,739,504

--------------------------------------------------------------------------------
Total Long-Term Municipal Investments
   (Cost $566,140,657)                                             586,248,844
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $568,080,657) (a)       588,188,844
--------------------------------------------------------------------------------

* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate. Variable rate demand notes are securities whose yields are periodically reset at market levels. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

(a) The cost for federal income tax purposes was $568,080,657. At November 30, 2000, net unrealized appreciation based on tax cost for all securities was $20,108,187. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,170,558 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,062,371.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $568,080,657) ......   $ 588,188,844
Cash .........................................................         258,834
Receivable for investments sold ..............................         675,000
Interest receivable ..........................................       8,162,279
Receivable for Fund shares sold ..............................         528,524
Due from Adviser .............................................          28,006
Other assets .................................................           6,572
                                                                 -------------
Total assets .................................................     597,848,059

Liabilities
--------------------------------------------------------------------------------
Dividends payable ............................................         777,479
Payable for Fund shares redeemed .............................       1,661,407
Accrued management fee .......................................         306,909
Accrued Trustees' fees and expenses ..........................          64,174
Other accrued expenses and payables ..........................         186,393
                                                                 -------------
Total liabilities ............................................       2,996,362
--------------------------------------------------------------------------------
Net assets, at value                                             $ 594,851,697
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....      20,108,187
Accumulated net realized gain (loss) .........................      (3,344,817)
Paid-in capital ..............................................     578,088,327
--------------------------------------------------------------------------------
Net assets, at value                                             $ 594,851,697
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share
   ($20,846 / 1,896 outstanding shares of beneficial interest,   -------------
   $.01 par value, unlimited number of shares authorized) ....   $       10.99
                                                                 -------------

Class S
Net Asset Value, offering and redemption price per share
   ($594,830,851 / 54,118,318 outstanding shares of beneficial
   interest, $.01 par value, unlimited number of                 -------------
   shares authorized) ........................................   $       10.99
                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended November 30, 2000
(Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 15,777,007
                                                                  ------------
Expenses:
Management fee ................................................      1,685,718
Services to shareholders ......................................         83,078
Custodian and accounting fees .................................         32,617
Adminstrative fee .............................................        288,095
Auditing ......................................................         14,197
Legal .........................................................          4,856
Trustees' fees and expenses ...................................         18,577
Reports to shareholders .......................................          8,961
Registration fees .............................................         10,591
Other .........................................................         25,349
                                                                  ------------
Total expenses, before expense reductions .....................      2,172,039
Expense reductions ............................................         (9,060)
                                                                  ------------
Total expenses, after expense reductions ......................      2,162,979
--------------------------------------------------------------------------------
Net investment income                                               13,614,028
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from investments .....................        793,851
Net unrealized appreciation (depreciation) during the period
   on investments ..............................................     14,923,441
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         15,717,292
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 29,331,320
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------

                                                       Six Months
                                                     Ended November
                                                        30, 2000      Year Ended May
Increase (Decrease) in Net Assets                     (Unaudited)        31, 2000
-------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  13,614,028    $  27,527,541
Net realized gain (loss) on investment transactions         793,851       (3,831,129)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      14,923,441      (26,236,547)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      29,331,320       (2,540,135)
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................             (86)            --
                                                      -------------    -------------
  Class S .........................................     (13,613,942)     (27,527,541)
                                                      -------------    -------------
Net realized gains:
  Class AARP ......................................            --               --
                                                      -------------    -------------
  Class S .........................................            --         (1,872,606)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................      44,931,506       79,862,278
Net assets acquired in tax-free reorganization ....      65,783,156             --
Reinvestment of distributions .....................       9,052,333       19,937,265
Cost of shares redeemed ...........................     (62,507,717)    (189,254,436)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      57,259,278      (89,454,893)
                                                      -------------    -------------
Increase (decrease) in net assets .................      72,976,570     (121,395,175)
Net assets at beginning of period .................     521,875,127      643,270,302
                                                      -------------    -------------
Net assets at end of period .......................   $ 594,851,697    $ 521,875,127
                                                      -------------    -------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
                                                                           2000(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.93
                                                                          ----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income                                                      .08
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .06
                                                                          ----------
------------------------------------------------------------------------------------
  Total from investment operations                                           .14
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                     (.08)
------------------------------------------------------------------------------------
Net asset value, end of period                                            $10.99
                                                                          ----------
------------------------------------------------------------------------------------
Total Return (%)                                                            1.32**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       .02
--------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .73*
--------------------------------------------------------------------------------------
Ratio of net investment income (%)                                          4.75*
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   30*
--------------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to November 30, 2000 (Unaudited).

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

--------------------------------------------------------------------------------------
                            2000(b)  2000(c)  1999(d) 1998(e)1997(e)1996(e) 1995(e)
--------------------------------------------------------------------------------------
Net asset value, beginning
of period                  $10.68   $11.26   $11.48   $11.41 $11.15 $11.26 $10.39
                           -----------------------------------------------------------
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------
  Net investment income       .26      .52      .21      .52    .52    .53    .54
--------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                .31     (.54)    (.21)     .11    .31   (.09)   .92
                           -----------------------------------------------------------
--------------------------------------------------------------------------------------
  Total from investment
  operations                  .57     (.02)      --      .63    .83    .44   1.46
--------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------
  Net investment income      (.26)    (.52)    (.21)    (.52)  (.52)  (.53)  (.54)
--------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions      --     (.04)    (.01)    (.04)  (.05)  (.02)  (.05)
                           -----------------------------------------------------------
--------------------------------------------------------------------------------------
  Total distributions        (.26)    (.56)    (.22)    (.56)  (.57)  (.55)  (.59)
--------------------------------------------------------------------------------------
Net asset value, end
of period                  $10.99   $10.68   $11.26   $11.48 $11.41 $11.15 $11.26
                           -----------------------------------------------------------
--------------------------------------------------------------------------------------
Total Return (%)             5.38**   (.20)    (.02)**  5.58   7.69   4.02  14.32(f)
--------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                  595      522      643      678    657    651    712
--------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)        .75*     .74(g)   .72*     .72    .74    .72    .72
--------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)        .75*     .73(g)   .72*     .72    .74    .72    .70
--------------------------------------------------------------------------------------
Ratio of net investment
income (%)                   4.70*    4.77     4.49*    4.51   4.67   4.75   4.92
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)    30*      21       13*      11     13     14     36
--------------------------------------------------------------------------------------

(a)  On July 28, 2000 existing shares of the Fund were redesignated as Class S.
(b)  For the six months ended November 30, 2000 (Unaudited).
(c)  For the year ended May 31, 2000.
(d) For the five months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from December 31 to May 31.
(e)  For the year ended December 31.
(f)  Total returns may have been lower had certain expenses not been reduced.
(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .72% and .72%, respectively (see Notes to Financial Statements).
*    Annualized
**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Medium Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On July 28, 2000, existing shares of the Fund were redesignated as Class S shares. Effective October 2, 2000, the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund will generally not be available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $3,200,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2008, the expiration date. In addition, the Fund inherited approximately $352,000 of capital losses from its merger (Note G) with Scudder Limited Term Tax Free Fund, which can be used to offset gains in future years, or until May 31, 2007, the expiration date, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

From November 1, 1999 through May 31, 2000, the Fund incurred approximately $878,000 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended November 30, 2000, purchases and sales of municipal securities (excluding short-term investments) aggregated $86,663,193 and $93,883,275, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., (formerly "Scudder Kemper Investments, Inc.") has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective July 31, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("Scudder" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets and 0.50% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

Effective July 31, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Adviser. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets, 0.50% of the next $500,000,000 of such net assets and 0.475% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended November 30, 2000, the fee pursuant to the Agreement and the Management Agreement amounted to $1,685,718, which was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

Administrative Fee. Effective July 31, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Adviser under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.15% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period July 31, 2000 through November 30, 2000, the Administrative Agreement expense charged to the Fund amounted to $301,338, of which $77,582 is unpaid at November 30, 2000. In addition, a one-time reduction of certain costs incurred in connection with the reorganization amounting to $13,243 on Class S is included in the Administrative fee on the Statement of Operations.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to July 31, 2000, the amount charged to the Fund by SSC aggregated $41,211, all of which is paid at November 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to July 31, 2000, the amount charged to the Fund by SFAC aggregated $13,475, all of which is paid at November 30, 2000.

Effective July 31, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended November 30, 2000, Trustees' fees and expenses aggregated $18,577.

Other Related Parties. Effective October 2, 2000, Scudder has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended November 30, 2000, the Fund's custodian fees were reduced by $9,060. For the period June 1, 2000 to July 31, 2000, there were no transfer agent credits.

Effective July 31, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds Scudder advises, principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by Scudder and certain of the affected funds. For the year ended May 31, 2000, a one-time fee of $56,012 was accrued by Class S for payment to those Trustees not affiliated with the Adviser who did not stand for re-election. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated board, the Adviser agreed to bear $28,006 of such costs, which were paid to the Fund in December 2000.

G. Acquisition of Assets

On July 28, 2000, the Fund acquired all the net assets of Scudder Limited Term Tax Free Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 6,018,589 Class S shares of the Fund for 5,588,737 shares of Scudder Limited Term Tax Free Fund outstanding on July 28, 2000. Scudder Limited Term Tax Free Fund's net assets at that date ($65,783,156), including $1,136,149 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $533,571,024. The combined net assets of the Fund immediately following the acquisition were $599,354,180.

H. Share Transactions

The following table summarizes shares and dollar activity in the Fund:

                            Six Months Ended                       Year Ended
                            November 30, 2000                     May 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* .........       1,991   $       21,817               --   $           --
Class S** ...........   4,082,964       44,909,689        7,343,425       79,862,278
                                    $   44,931,506                    $   79,862,278

Shares issued in tax-free reorganization
-------------------------------------------------------------------------------------
Class S** ...........   6,018,589   $   65,783,156               --   $           --

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* .........           7   $           84               --   $           --
Class S** ...........     826,818        9,052,249        1,833,310       19,937,265
                                    $    9,052,333                    $   19,937,265

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* .........        (102)   $      (1,121)               --   $           --
Class S** ...........  (5,690,079)     (62,506,596)     (17,403,612)    (189,254,436)
                                     $ (62,507,717)                    $(189,254,436)

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* .........       1,896   $       20,780               --   $           --
Class S** ...........   5,238,292       57,238,498       (8,226,877)     (89,454,893)
                                    $   57,259,278                     $ (89,454,893)

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to November 30, 2000.
** On July 28, 2000, existing shares of the Fund were redesignated as Class S shares.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Medium Term Tax Free Fund (the "fund"), a series of the Scudder Tax Free Trust, was held on July 13, 2000, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of Scudder Tax Free Trust.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          32,748,330           604,214

   Linda C. Coughlin                             32,751,929           600,615

   Dawn-Marie Driscoll                           32,758,566           593,978

   Edgar R. Fiedler                              32,679,210           673,334

   Keith R. Fox                                  32,767,998           584,546

   Joan E. Spero                                 32,703,611           648,933

   Jean Gleason Stromberg                        32,759,078           593,466

   Jean C. Tempel                                32,742,304           610,240

   Steven Zaleznick                              32,730,080           622,464
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending May 31, 2001.

                                Number of Votes:
         For                Against              Abstain              Broker
                                                                    Non-Votes*
--------------------------------------------------------------------------------
     32,845,534             124,364              382,646                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Philip G. Condon*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Ashton P. Goodfield*
   o  Vice President

 James E. Masur*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary


 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       36

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]


AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com



Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group



Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 360 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide.

Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.